UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2008

INDIANA COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-18847	35-1807839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Washington Street, Columbus, Indiana		47201
(Address of Principal Executive Offices)		(Zip Code)

(812) 522-1592
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 15, 2008, Indiana Community Bancorp announced that John K. Keach, Jr., President and Chief Executive Officer, and Mark T. Gorski, Executive Vice President and Chief Financial Officer, will make a presentation at the Howe Barnes Hoefer & Arnett Investments, Inc. 13th Annual Community Bank Conference in Chicago, Illinois. The presentation is scheduled for 2:20 p.m. CDT (3:20 p.m. EDT) on August 19, 2008. Additional information on the conference, including information on accessing the conference webcast, is included in the press release attached as Exhibit 99.1 to this Current Report.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The filing of this Current Report shall not been deemed an admission as to the materiality of any information in the Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: August 15, 2008	INDIANA COMMUNITY BANCORP

	By:	/s/Mark T. Gorski

Mark T. Gorski, Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description	Location

99.1	Press Release dated August 15, 2008.	Attached